UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2025

Personalis, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38943	27-5411038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 Dumbarton Circle Fremont, California	94555
(Address of Principal Executive Offices)	(Zip Code)

(650) 752-1300

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PSNL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 8, 2025, Personalis, Inc. (the “Company”) and Tempus AI, Inc. (“Tempus”) entered into Amendment No. 4 (the “Amendment”) to the Commercialization and Reference Laboratory Agreement, dated November 25, 2023, by and between the Company (as amended by Amendment No. 1, dated August 16, 2024, Amendment No. 2, dated September 20, 2024, and Amendment No. 3, dated December 13, 2024, the “Tempus Agreement”) pursuant to which the Company authorizes Tempus to market NeXT Personal®, the Company’s ultra-sensitive tumor-informed minimal residual disease test, in a fourth indication, colorectal cancer, on the same terms as Tempus’ marketing of the other indications subject to the Tempus Agreement (breast cancer, lung cancer and immuno-oncology monitoring, together with colorectal cancer, the “Indications”) and the parties extended the term of the Tempus Agreement through November 25, 2029.

In addition, the Amendment includes colorectal cancer as an indication subject to exclusivity in the Tempus Agreement and extends the time period during which the Company will not allow any third party (other than an acquiror of the Company or any affiliates of such acquiror) to market the NeXT Personal® in any of the Indications and Tempus will not market another tumor-informed molecular residual disease assay indicated for use in such indications (whether its own or that of a third party) to December 31, 2028, in each case subject to certain exceptions and to the extent they do not expire earlier (the “Exclusivity Period”).

The Amendment modified the term of certain customary standstill restrictions agreed to by Tempus in the Tempus Agreement such that they will automatically expire on the earlier of (i) June 4, 2027 and (ii) the expiration or termination of the Exclusivity Period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 9, 2025	Personalis, Inc.

	By:	/s/ Aaron Tachibana
Aaron Tachibana
Chief Financial Officer and Chief Operating Officer